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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 3, 1996
                                                          -------------



                            FUQUA ENTERPRISES, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)

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
       Delaware                             1-5091                          13-1988043
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(State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer Identification No.)
 incorporation)

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                        One Atlantic Center, Suite 5000
             1201 W. Peachtree Street, N.W., Atlanta, Georgia 30309
             ------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:  404-815-2000
                                                            ------------
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On April 3, 1996, Fuqua Enterprises, Inc. ("Fuqua") through its wholly-owned subsidiaries, Lumex Medical Products, Inc. and MUL Acquisition Corp. II, consummated the acquisition (the "Acquisition") of the medical products operations of Lumex, Inc. (the "Lumex Division") for approximately $40.7 million in cash, subject to final adjustment as provided in the asset sale agreement. The purchase price was determined based upon an evaluation of the business of the Lumex Division and the results of negotiations conducted by management under the direction and supervision of the Board of Directors.
Fuqua financed the acquisition with $7.7 million of its own cash and $33.0 million of borrowings under Fuqua's revolving credit facility provided by SunTrust Bank, Atlanta, as agent, Wachovia Bank of Georgia, N.A. and Fleet Bank of Maine.

     The Lumex Division, whose 1995 net sales approximated $63.0 million, develops and markets a wide range of health care products including specialty seating, bathroom safety, mobility products, health care beds and therapeutic support systems.

     The Lumex Division is headquartered in Bay Shore, Long Island, New York and has manufacturing facilities in Johnstown, New York and Lancaster, Pennsylvania. Fuqua is currently evaluating the feasibility of consolidating operations and administration. Otherwise, Fuqua, intends to use the property, plant and equipment and other physical property purchased in the Acquisition for the same purposes following the consummation of the Acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (a)  Financial Statements of Business Acquired.

        Fuqua has determined that it is impracticable to provide the required financial statements of the Lumex Division prepared in accordance with Regulation S-X with this Report. Fuqua will file the required financial statements by amendment to this Report as soon as practicable but not later than 60 days after this Current Report on Form 8-K must be filed.

   (b)  Pro Forma Financial Information.

        Fuqua has determined that it is impracticable to provide the required pro forma financial information with this Report. Fuqua will file such pro forma financial information by amendment to this Report as soon as practicable but in no event later than 60 days after this Current Report on Form 8-K must be filed.

  (c)  Exhibits
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                                                                               Exhibits Incorporated Herein by Reference
                                                                    ----------------------------------------------------------------
 Designation                                                        Document with Which Exhibit                Designation of Such
of Exhibit in                   Description of                       Was Previously Filed with                    Exhibit in That
This Form 8-K                      Exhibits                                 Commission                              Document
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    2           Asset Sale Agreement By and Between Lumex,           Annual Report on Form 10-K for                Exhibit 2(d)
                Inc., MUL Acquisition Corp. I, MUL Acquisition       the year ended December 31,
                Corp. II, and Fuqua dated March 13, 1996 (Fuqua      1995
                agrees to furnish a copy of any omitted schedule
                to the Commission upon request)

    10(a)       Fuqua Enterprises, Inc. Savings and Retirement
                Plan and Trust effective April 3, 1996 (a tax-qualified 401(k) plan) with SunTrust Bank, Atlanta, serving as Trustee

    10(b) Fuqua Enterprises, Inc. Savings and Retirement Plan and Trust for Union Employees effective April 3, 1996 (a tax-qualified 401(k) plan) with SunTrust Bank, Atlanta, serving as Trustee
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                                   SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        FUQUA ENTERPRISES, INC.
                                        (Registrant)


                                        /s/ Brady W. Mullinax, Jr.
                                        ---------------------------------------
                                        Brady W. Mullinax, Jr., Vice President-
                                        Finance, Treasurer and Chief Financial
                                        Officer (Principal Financial and
                                        Accounting Officer and Executive
                                        Officer duly authorized to sign on
                                        behalf of the Registrant)





Date:  April 17, 1996





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